Exhibit 10.2
WAIVER TO COMMITMENT LETTER
WAIVER, (this “Waiver”) dated as of July 22, 2011 in respect of certain provisions of the Commitment Letter dated as of March 30, 2011, (the “Commitment Letter”) among Colony Capital Acquisitions, LLC on behalf of certain affiliated investment vehicles and certain other affiliates (collectively, “Colony”), Grubb & Ellis Company (the “Parent”) and Grubb & Ellis Management Services, Inc (the “Borrower”)(and, together with Colony and Parent, the “Commitment Letter Parties”).
In consideration of the foregoing, and of the terms and conditions set forth in this Waiver, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties to this Waiver agree as follows:
I.	References. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in the Commitment Letter.

II.
Waiver of Applicability of the Right of First Offer. The Commitment Letter Parties hereby agree that the rights of Colony and the obligations of Parent under the section titled Right of First Offer of the Commitment Letter (the “ROFO”), shall be waived in its entirety and shall have no further force or effect.

III.
Governing Law, Etc. THIS LETTER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS. Each of the Parent and the Borrower hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any state or Federal court sitting in the Borough of Manhattan over any suit, action or proceeding arising out of or relating to the transactions contemplated hereby, the Commitment Letter or the performance of services hereunder. Each of the Borrower and the Parent agrees that service of any process, summons, notice or document by registered mail addressed to the Borrower or the Parent, as applicable, shall be effective service of process for any suit, action or proceeding brought in any such court. Each of the Borrower and the Parent hereby irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in any inconvenient forum. Each party hereto agrees that a final judgment in any such proceeding will be conclusive and may be enforced in other jurisdictions.

EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY SUCH SUIT, ACTION, OR PROCEEDING AMONGST OR BETWEEN THE BORROWER, THE PARENT AND COLONY OR ANY OTHER LENDER.

Each of the Borrower and the Parent hereby irrevocably and unconditionally agrees that, to the fullest extent permitted by New York law, Colony will not be liable to the Borrower or any of its affiliates for any special, consequential or similar damages relating to the Commitment Letter or the transactions contemplated hereby or on any cause of action based on promissory estoppel, detrimental reliance or a similar theory of relief, in each case regardless of whether or not damages or reliance was foreseeable.

IV.
Counterparts. This Waiver may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. Delivery by facsimile or email to counsel for the other party of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties have caused this Waiver to be duly executed by their respective authorized officers as of the date first written above.

COLONY CAPITAL ACQUISITIONS, LLC
By:	/s/ Mark M. Hedstrom
	Name:	Mark M. Hedstrom
	Title:	Authorized Signatory

GRUBB & ELLIS COMPANY
By:	/s/ Thomas P. D’Arcy
	Name:	Thomas P. D’Arcy
	Title:	President and Chief Executive Officer

GRUBB & ELLIS MANAGEMENT SERVICES, INC.
By:	/s/ Thomas P. D’Arcy
	Name:	Thomas P. D’Arcy
	Title:	President and Chief Executive Officer

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